UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 17, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Federal Criminal Proceeding

As previously disclosed, on August 9, 2016, the jury returned its verdict in the federal criminal trial against Pacific Gas and Electric Company (the “Utility”) on 12 felony counts alleging that the Utility knowingly and willfully violated minimum safety standards under the Natural Gas Pipeline Safety Act relating to record-keeping, pipeline integrity management, and identification of pipeline threats, and one felony count charging that the Utility illegally obstructed the National Transportation Safety Board’s investigation into the cause of the San Bruno accident.  (On July 26, 2016, the court granted the government’s motion to dismiss Count 13 alleging that the Utility knowingly and willfully failed to retain a strength test pressure record with respect to a distribution feeder main (DFM 1816-01), thereby reducing the total number of counts from 13 to 12.)  The jury acquitted the Utility on all six of the record-keeping allegations but found the Utility guilty on six felony counts that include one count of obstructing a federal agency proceeding (the “Obstruction Count”) and five counts of violations of pipeline integrity management regulations of the Natural Gas Pipeline Safety Act (the “IM Counts”).

Also as previously disclosed, on August 16, 2016, the Utility filed a motion under Federal Rule of Criminal Procedure 29 for a judgment of acquittal (the “Rule 29 motion”), arguing that the evidence was insufficient to sustain a conviction for the six counts on which the jury returned a guilty verdict.

On November 17, 2016, the court denied the Utility’s Rule 29 motion in its entirety.  While no decision has been made with respect to whether the Utility will appeal the conviction on the Obstruction Count, the Utility does not plan to appeal the conviction on the IM Counts.

A sentencing hearing currently is scheduled for January 23, 2017.

For more information about the federal criminal proceeding, see PG&E Corporation and the Utility’s annual report on Form 10-K for the period ended December 31, 2015 and their quarterly reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: November 18, 2016	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: November 18, 2016	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary